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                                                                   Exhibit 10(e)

                       PIONEER-STANDARD ELECTRONICS, INC.
                        1982 INCENTIVE STOCK OPTION PLAN
                (as amended and restated effective July 30, 1987)

                (1)   DEFINITIONS.  For all purposes of this Plan:

                      (a) "Company" means Pioneer-Standard Electronics, Inc.

                      (b) "Board" means the Board of Directors of the Company.

                      (c) "Committee" means the "Option Committee" as appointed by the Board.

                      (d) The "fair market value" of the Company's common stock on a certain date shall be the mean of the bid and ask quotations on the over-the-counter market on the date specified, or if the common stock is listed on a national stock exchange, then the "fair market value" shall be the mean of the high and low prices of the common stock as traded on such national stock exchange or such date, or if no sale of the common stock shall have been made on that day, then the fair market value shall be the mean of the bid and asked quotations of the common stock on such date.

                      (e) "Internal Revenue Code" means the Internal Revenue Code of 1954 as amended.

                      (f) "Option" means an incentive stock option or non-qualified stock option, to purchase shares of the Company's common stock, without par value, granted pursuant to this Plan.

                      (g) "Option Agreement" means a written agreement between the Company and an Optionee under which an Option is granted.

                      (h) The "Option Price" means the price per share of common stock which the Optionee will pay upon the exercise of the Option.

                      (i) "Optionee" means a person to whom an Option is granted under this Plan.

                      (j) "Retirement" means retirement on a pension under any retirement plan of the Company or, if the optionee is not a participant in any such plan, termination of employment which is

                              (i)  Either for age or disability, and

                              (ii) Characterized in writing by the Company to
                      the Optionee as the retirement of the Optionee.

               (2) PURPOSE. The purpose of this 1982 Incentive Stock Option Plan is to stimulate the efforts of officers and other key employees of the Company by encouraging the ownership by them of stock in the Company and by providing an opportunity for such ownership by the issuance to


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them of options which will qualify as nonqualified stock options or as
"incentive stock options" under election 422A of the Internal Revenue Code. The underlying objectives which the Plan seeks to accomplish are to retain the services of valued key management personnel and to grant to such persons an attractive opportunity to acquire proprietary interests in the business and thereby provide an added incentive to increase the Company's earnings.

               (3) STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in paragraph 12 hereof) the aggregate number of shares of the Company's common stock, without par value, which may be issued under this Plan shall not exceed 300,000 shares, which shares shall be authorized but unissued shares of the common stock. No option may be granted under this plan which could cause such maximum limit to be exceeded. Shares for which options are no longer exercisable as a result of expiration, termination or cancellation shall be available for subsequent grants.

               (4) ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee consisting of four (4) persons. Said Committee shall be appointed by and serve at the pleasure of the Board. Members of the Committee shall not be eligible to participate in this Plan, or to receive options under it, while serving on the Committee. Subject to the express provisions of the Plan, the Committee, at its sole discretion, from time to time, shall determine the individuals from among those eligible under the Plan to whom options shall be granted, the time or times at which Options shall be granted, the number of shares to be the subject of each Option, and whether an Option shall be a nonqualified stock option or an incentive stock option. More than one option may be granted to an Optionee, provided, however, that the aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which options are exercisable for the first time by any individual during any calendar year (under this Plan and all such plans of the Company and any parent or subsidiary corporation) shall not exceed $100,000. In making such determinations, the Committee may take into account the nature and length of service rendered by the respective eligible employees, their level of compensation, their past, present and potential contributions to the success of the Company and such other facts as the Committee shall, in its discretion, deem relevant. Subject to the express provisions of this Plan, the Committee shall also have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The determination of the Committee on the matters referred to in this paragraph shall be conclusive.

               (5) ELIGIBILITY. Any employee of the company who is an officer of or who is in a managerial, professional or other key position with the Company shall be eligible to receive Options granted under the Plan. A director of the Company who is not an officer or other salaried

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key employee of the Company shall not be eligible to receive an Option under the
Plan.

               (6) OPTION PRICES. The Option Price of the shares of the common stock which shall be covered by each Option shall be 100% of the fair market value of the common stock on the date of the grant of the Option.

               (7) OPTION AGREEMENT. Each Option shall be embodied in an option agreement signed by the Optionee and the Company providing that the Option shall be subject to the provisions of this Plan and containing such other provisions as the Committee may prescribe not inconsistent with the Plan.

               (8) EXERCISE OF OPTIONS AND SALE OF SHARES.

                         (a) Each Option shall be exercisable:

                                  (i) only by the Optionee during his
               lifetime;

                                  (ii) no later than ten (10) years from the
               date of grant; and

                                  (iii) only while the Optionee is and has
               continuously been since the date of grant of the option an employee of the Company; provided, however, that subject to the limitations contained in paragraph 11 hereof, and provided that the Option has not previously terminated:

                                  1. An option may be exercised by a retired
               Optionee; and

                                  2. An Option may be exercised by (and only by)
               (i) the executor, administrator or other duly qualified personal representative of a deceased Optionee, or (ii) the person or persons who acquired such Option by bequest or inheritance or by reason of the death of such individual.

                      (b) A person electing to exercise an Option shall give written notice to the Company of such election and the number of shares such person has elected to purchase and shall, at the time of exercise, tender the full purchase price of the shares such person has elected to purchase. With respect to options granted prior to March 29, 1984, the purchase price must be paid in cash. With respect to options granted on or after March 29, 1984, the purchase price may be paid either in cash or in shares of the Company's common stock (excluding fractional shares), or a combination thereof; provided, however, that the practice known as "pyramiding", which involves successive stock option exercises using shares received from a preceding exercise to immediately exercise another option and so on, shall not be permitted. Shares delivered in payment of the purchase price shall be valued at the fair market value of such shares on the date of exercise of the

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Option. During the option period, no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares of stock issuable upon exercise of such Option until certificates representing such shares have been issued and delivered.

               (c) Each Option shall be subject to the requirement that, if at any time that the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

               (d) No share of Common Stock acquired by exercise of an Option shall be sold or otherwise disposed of in violation of any Federal or state securities law or regulation. The Company presently intends to register the shares to be issued upon exercise of options under the Securities Act of 1933. However, the Company shall not be obligated to make or continue any such registration. If the Company decides not to register or continue the registration of such shares but instead to rely upon an exemption from registration under such Act, then by accepting or retaining an Option under this Plan, an Optionee shall be deemed to agree for himself and his survivors entitled hereunder that any share or shares of common stock purchased upon the exercise of such Option shall be acquired for investment purposes and not for public distribution and that each notice of exercise of any portion of his Option shall be accompanied by a representation in writing signed by him or his survivors entitled hereunder, as the case may be, that the shares of common stock are being acquired in good faith for investment purposes and not for public distribution. Each share certificate representing a share or shares of stock issued pursuant to this Option (in the absence of a then effective registration) shall bear the following legend:

                      The shares registered by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred or sold (nor may the beneficial interest in such shares be transferred or sold) unless (1) there is in effect with respect to said shares a registration statement pursuant to such Securities Act, or (2) the Corporation has received communications from the staff of the Securities and Exchange Commission to the effect that they would not recommend any action to the Commission in the event of such transfer or sale, or (3) the Corporation has received a written opinion of counsel satisfactory to it that registration is not required for such transfer or sale.



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         (9) NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable otherwise than by Will or the laws of descent and distribution.

         (10) TIME OF GRANTING OF OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors of the Company or by the holders of shares of common stock shall constitute the grant of any Option hereunder. The grant of an Option pursuant to the Plan shall take place only when the Committee shall determine in writing that any Option shall be granted hereunder, to whom such Option shall be granted, and the number of shares subject to such Option. If any Option is exercised for only a part of the shares granted hereunder, the Option Agreement shall be surrendered to the Company for endorsement thereon of the number of shares for which the Option is then being exercised. No options shall be granted under this Plan prior to the date it is approved by the Company's shareholders as provided in paragraph 20.

         (11) TERMINATION OF OPTIONS. Each Option shall, to the extent not theretofore validly exercised, terminate and become null and void upon the happening of the earliest of the following events:

                      (a) With respect to options granted prior to March 28, 1985, an Optionee ceases to be an employee for any cause other than death or retirement, or, with respect to options granted subsequent to March 28, 1985, the expiration of three months after the date an Optionee ceases to be an employee for any cause other than death or retirement;

                      (b) In the case of a retired Optionee the expiration of three months after the date of Optionee's retirement;

                      (c) In the case of a deceased Optionee the expiration of a period of one year after the date of his death, or

                      (d) The expiration of the term of the Option.

         (12) SHARE ADJUSTMENTS. In the event there is any change in the Company's shares of common stock resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments equitable proportionate adjustments shall be made by the Committee in (1) the number of shares available for option under this Plan, (2) the number of shares subject to Options granted under this Plan, and (3) the Option Price of optioned shares.

         (13) OPTION PERIOD. Each Option will expire ten (10) years from the date it is granted unless the Committee in its discretion fixes a shorter period with respect to any one or more Options. Each such Option shall be subject to earlier termination as provided in this Plan. The Committee may, in its discretion, determine as a condition of any Option granted that such Options shall be exercisable only after a stated period of continuous employment with the Company of the Optionee and/or that a stated percentage of the shares covered by such Option


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shall be exercisable in any one year or other stated period of time. The right to exercise such stated percentages may be cumulative or non-cumulative.

         (14) USE OF PROCEEDS. Proceeds from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company. Any shares of the Company's common stock surrendered to the Company in payment upon the exercise of Options granted under the Plan shall be retired and restored to the status of authorized but unissued shares of the Company.

         (15) RIGHT OF COMPANY TO TERMINATE EMPLOYMENT. Nothing contained in the Plan or in any Option Agreement shall be construed to confer on any officer or employee any right to be continued in the employ of the Company nor interfere in any way with the right of the Company to terminate the employment of such employee at any time.

         (16) AMENDMENT OR TERMINATION OF PLAN OR OPTIONS.

                      (a) The Board may amend the Plan or amend any Option Agreement or may at any time terminate the Plan in each instance without the approval of the Company's shareholders; provided, however, that no such amendment shall, without shareholder approval:

                              (i) Increase (except as provided in paragraph 13)
                the maximum number of shares for which Options may be granted under this Plan.

                              (ii) Reduce the Option Price of any Option below
                the fair market value of the common stock on the date of the grant of the Option.

                              (iii) Change the class of employees eligible to
                receive Options as set forth in paragraph 5, or

                              (iv) Extend the period during which Options may be
                granted or exercised.

                      (b) Except as provided in paragraph 13, no amendment or termination of the Plan shall adversely affect the rights or benefits under any Option of an Optionee or of any person who, pursuant to the Plan, has succeeded to any rights or privileges of such Optionee without such Optionee's or other person's written consent.

         (17) DURATION OF THE PLAN. Unless sooner terminated by the Board of Directors, the Plan shall terminate and no Options shall be granted hereunder after March 24, 1992, but Options theretofore granted may extend beyond that date.

         (18) TAX STATUS. Options granted under the Plan are intended to be incentive stock options under the Internal Revenue Code and the

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provisions of this Plan and of any Options granted hereunder shall be interpreted in a manner consistent with this objective.

             (19) OTHER ACTIONS. This Plan shall not restrict the authority of the Board of Directors of the Company for proper corporate purposes to grant or assume stock options other than under the Plan to or with respect to any employee or other person.

             (20) EFFECTIVE DATE, APPROVAL BY STOCKHOLDERS. This Plan has been adopted effective March 25, 1982, the date of its approval by the Board, and was approved by a vote of the holders of a majority of the outstanding shares of the Company's common stock at the Annual Meeting held on June 24, 1982.


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